VALIC COMPANY II

Supplement to Prospectus dated January 1, 2004

This Supplement supercedes all previous supplements.

On April 20, 2004, with respect to the Mid Cap Growth Fund, the Board of Trustees approved the assignment of the investment sub-advisory agreement from INVESCO Funds Group, Inc. to INVESCO Institutional (N.A.), Inc. The assignment of the investment sub-advisory agreement became effective May 1, 2004. The change of sub-adviser will not result in any modifications to the investment objective, principal investment strategies, portfolio managers, or the advisory or sub-advisory fees of the Fund as stated in its Prospectus.

On page 18, under the caption "Investment Sub-Adviser," delete the current investment sub-adviser and replace with INVESCO Institutional (N.A.), Inc. ("INVESCO").

On page 56, under the caption "About the Series Company's Management - Investment Sub-Advisers - INVESCO Funds Group, Inc.," delete the first paragraph and replace it with the following:

INVESCO Institutional (N.A.), Inc. ("INVESCO")

1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309

Effective May 1, 2004, INVESCO became the sub-adviser for the Mid Cap Growth Fund. Previously, the sub-adviser for this Portfolio was INVESCO Funds Group, Inc. INVESCO and INVESCO Funds Group are indirect wholly-owned subsidiaries of AMVESCAP PLC, an international investment management company based in London, with money managers located in Europe, North and South America, and the Far East. INVESCO is a registered investment adviser and, together with its affiliates, managed over 200 portfolios as of December 31, 2003. As of December 31, 2003, INVESCO, together with its affiliates, managed approximately $149 billion in assets.

Timothy J. Miller and Michelle Fenton are primarily responsible for the day-to-day management of the Mid Cap Growth Fund's portfolio holdings. Mr. Miller is a Chartered Financial Analyst. Mr. Miller is the leader of INVESCO's growth team and the lead portfolio manager. He is a senior vice president of INVESCO, which he joined in 1992. Ms. Fenton is a Chartered Financial Analyst. She joined INVESCO in 1998. Prior to joining INVESCO, she worked for the Berger Funds as an equity analyst.

On page 55, with respect to the Small Cap Growth Fund, under the caption "About the Series Company's Management - Investment Sub-Advisers - Franklin Advisers, Inc.," all references to Aidan O'Connell as portfolio manager are deleted in their entirety.

Dated: May 3, 2004

VL10832-B Ver. 05/2004